SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

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                         FIRST AMERICAN HEALTH CONCEPTS, INC.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

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
                      FIRST AMERICAN HEALTH CONCEPTS, INC.
                     7776 S. POINTE PARKWAY WEST, SUITE 150
                           PHOENIX, ARIZONA 85044-5424

              ----------------------------------------------------

                      NOTICE OF MEETING AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 10, 1999

              ----------------------------------------------------

To Our Shareholders:

         The Annual Meeting of Shareholders of FIRST AMERICAN HEALTH CONCEPTS, INC. (the "Company") will be held at The Pointe Hilton Resort on South Mountain, 7777 S. Pointe Parkway, Phoenix, Arizona 85044 on Friday, December 10, 1999 at 10:00 A.M., Arizona Time, for the following purposes:

         1.    To elect directors.

         2. To ratify the Board of Directors? recommendation that KPMG Peat Marwick be appointed the Company's independent public accountants for fiscal year 2000.

         3. To transact such other business as may properly come before the meeting. Management is presently aware of no other business to come before the meeting.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

         The Board of Directors has fixed the close of business on October 4, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting or any adjournment thereof and only holders of record of issued and outstanding shares of the Company's Common Stock at that time will be entitled to such notice or so to vote.

         Management of the Company cordially invites you to attend the meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND PERSONALLY ARE REQUESTED TO SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

         Details of the matters to be acted on by the shareholders are set forth in the following Proxy Statement, which is hereby incorporated as a part of this Notice of Meeting.

                       By Order of the Board of Directors

                                John R. Behrmann
                              Chairman of the Board


              MAILED TO SHAREHOLDERS ON OR ABOUT NOVEMBER 15, 1999

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FIRST AMERICAN HEALTH CONCEPTS, INC. (the "Company") to be used at the Annual Meeting of Shareholders which will be held on December 10, 1999, and at any adjournment thereof with respect to the matters referred to in the preceding Notice of Meeting. The Company's 1999 Annual Report, containing financial statements reflecting the financial position and results of operations of the Company for the fiscal year ended July 31, 1999, and this Proxy Statement and the preceding Notice of Meeting are being mailed on or about November 15, 1999, to shareholders of record at the close of business on October 4, 1999. As of the record date, there were 2,604,736 shares of the Company's Common Stock outstanding. Shareholders of record are entitled to one vote for each share held of record on each matter of business to be considered at the meeting other than the election of directors. See "Cumulative Voting Rights" under Proposal 1 for information on voting with respect to the election of directors.

VOTING; PROXIES; REVOCATION OF PROXIES

         A shareholder desiring to vote at the Annual Meeting may do so by (i) attending the meeting and voting in person; (ii) signing and dating the proxy which accompanies this Notice of Meeting and Proxy Statement and returning it to the Company; or (iii) duly executing and giving a proxy to a person of the shareholder's choosing. Any proxy so given may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

         In determining whether a quorum exists at the meeting all shares represented in person or proxy will be counted. Presence of holders of a majority of the outstanding stock entitled to vote shall constitute a quorum. Votes will be tabulated by inspectors. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Adoption of Proposal 2 will require the affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting, assuming a quorum is present. For information with respect to election of directors, see "Proposal 1 - Cumulative Voting Rights."

2000 PROXY STATEMENT PROPOSALS

         Each year the Board of Directors submits to the shareholders at the Annual Meeting its nominations for election of directors. Other proposals may be submitted by the Board of Directors or shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the 2000 Annual Meeting Proxy Statement must be received by the Company not later than June 30, 2000.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

CUMULATIVE VOTING RIGHTS

         Each shareholder present either in person or by proxy at the Annual Meeting will have cumulative voting rights with respect to the election of directors; that is the shareholder will have an aggregate number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares of Common Stock of the Company held by such shareholder on the record date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number of all of the nominees. The five nominees receiving the highest number of votes will be elected to the Board of Directors. The cumulative voting rights may be exercised in person or by proxy and there are no conditions precedent to the exercise of such rights. The form of proxy which accompanies this Notice of Meeting and Proxy Statement confers discretionary authority on the proxyholders to vote the shares represented thereby cumulatively in certain cases described immediately below under "Nominees."

NOMINEES

         A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Notice of Meeting and Proxy Statement (the "proxyholders") will vote the proxies received by them for the Company's five nominees whose names are set forth in the following table, all are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the following nominees as possible, and, in such event, the specific nominees to be voted for will be determined by the proxyholders. In the event that authority to vote for any nominee whose name is set forth in the following table is withheld in any proxy, the proxyholders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees named in such table. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will expire upon the election and qualification of his or her successor, expected to be at the next Annual Meeting of Shareholders.

         The names of the nominees, their ages, position(s) with the Company, and periods during which they have held such positions are as follows:

         Name and Year
         First Held Position           Age          Position(s)
         -------------------           ---          -----------
         John R. Behrmann              64           Director (1)
         (1993)

         Robert J. Delsol              50           Director (1)
         (1993)

         Thomas B. Morgan              74           Director (1)
         (1988)

         John A. Raycraft              52           Director, President and CEO
         (1997)

         Robert M. Topol               74           Director (1)
         (1989)

         (1) Member of the Executive Committee, which Committee has all powers of the entire Board of Directors other than powers denied by law or by resolution of the entire Board of Directors.

INFORMATION CONCERNING NOMINEES

         Information furnished to the Company by such persons, with respect to the business experience of the above nominees for election as directors of the Company, is set forth below.

         JOHN R. BEHRMANN has been a director since November 1993 and Chairman since January 1997. Mr. Behrmann is chairman of the board of Preston Reynolds & Co., Inc., a management company with special emphasis on the oil and gas industry and chairman of Redstone Resources, Inc., a company engaged in natural gas exploration. Mr. Behrmann is also chairman and president of Behrwood Capital Services, Inc., an investment management company; and Evergreen Industries, Inc., a commercial deer farm; and director and president of Venison America, Inc., a meat processor and distributor. Mr. Behrmann, a CPA, holds a B.S. degree in Commerce and Finance from Bucknell University, Lewisburg, Pennsylvania.

         ROBERT J. DELSOL has been a director of the Company since June 1993. Mr. Delsol is a graduate of California State University, Hayward, with a B.A. degree in accounting. He received his CPA certificate in 1972. He currently serves as President and Chief Executive Officer of Pacific Steel Casting Company; President, Tri-Pacific, Inc., a personal holding company; President, Alpha Capital Company, which he co-founded in 1977; and Executive Vice President, Caron Compactor Company.

         THOMAS B. MORGAN has been a director of the Company since October 1988. Mr. Morgan is currently the President of Citizen Auto Stage Co. and Gray Line Tours, Inc., bus and trucking companies operating in Phoenix and southern Arizona and Secretary/Treasurer, American Bus Association, Washington, D.C. Mr. Morgan is also Past Chairman of Holy Cross Hospital, Nogales, Arizona, and Gray Line Worldwide, Denver, Colorado.

         JOHN A. RAYCRAFT has been a director since December 1997 and previously served as a director from August 1993 to July 1995. Mr. Raycraft began his association with the Company in May 1991 as Executive Vice President. He became the President in August 1992 and the Chief Executive Officer in May 1993. Prior to joining the Company, Mr. Raycraft was associated with Vision Service Plan and AVP Vision Plan for more than ten years. He holds a B.S. degree in Economics from the California State University in Sacramento.

         ROBERT M. TOPOL has been a director of the Company since November 1989. In June 1994, Mr. Topol retired from Smith Barney Shearson, Inc. after serving as Executive Vice President since 1976, and Director of Unit Trusts since 1980. Mr. Topol serves as Director of E-Z-EM, Inc., a medical products company in Westbury, New York and is a member of the Board of Directors of the American Health Foundation, City Meals and Wheels, Purchase College, and Redstone Resources, Inc.

         The Company maintains a standing Audit Committee currently comprised of John R. Behrmann, Robert J. Delsol, and Robert M. Topol. The Audit Committee met four times during fiscal 1999. The basic function of the Audit Committee is to review the financial statements of the Company and to consider such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate financial reporting.

         The Board of Directors maintains both a Nominating Committee and Compensation and Options Committee currently comprised of John R. Behrmann, Robert J. Delsol, Thomas B. Morgan, and Robert M. Topol.

         During the fiscal year ended July 31, 1999, the Board of Directors met on six occasions. During the last fiscal year, no incumbent director, during the period that he was a director, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         During the fiscal year ended July 31, 1999, a Form 4 for John R. Behrmann reflecting one transaction was not filed on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         (a) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. As of October 4, 1999, the following persons were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                     Name and Address of                Amount and Nature of    Percent of
Title of Class        Beneficial Owner                  Beneficial Ownership     Class (1)
--------------        ----------------                  --------------------     ---------
No par value    John R. Behrmann, Chairman of the Board      169,883                 6.4%
  common        105 Leader Heights Road, Ste. #100            (2)(3)
                York, PA 17403

No par value    Robert J. Delsol, Director                   795,634                30.3%
  common        1425 E. Leimert Blvd., Ste. #400           (2)(4)(5)
                Oakland, CA 94602

          (b) SECURITY OWNERSHIP OF MANAGEMENT. The stock beneficially owned by all directors, nominees, and executive officers of the Company as of October 4, 1999, is set forth below:

                     Name and Address of                Amount and Nature of    Percent of
Title of Class        Beneficial Owner                  Beneficial Ownership     Class (1)
--------------        ----------------                  --------------------     ---------
No par value    John R. Behrmann, Chairman of the Board      169,883                 6.4%
  common        105 Leader Heights Road, Ste. #100            (2)(3)
                York, PA 17403

No par value    Robert J. Delsol, Director                   795,634                30.3%
  common        1425 E. Leimert Blvd., Ste. #400           (2)(4)(5)
                Oakland, CA 94602

No par value    Thomas B. Morgan, Director                   114,510                 4.4%
  common        67 East Baffert Drive                         (2)(6)
                Nogales, AZ 85621

No par value    John A. Raycraft, Director                    44,643                 1.7%
  common        President and Chief Executive Officer         (2)(7)
                7776 S. Pointe Parkway West, #150
                Phoenix, AZ 85044

No par value    Robert M. Topol, Director                    100,003                 3.8%
  common        825 Orienta Avenue                            (2)(8)
                Mamaroneck, NY 10543

Officers, directors and nominees                           1,236,647                45.7%
 as a group (7 persons) (9)(10)

(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from October 4, 1999 through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 2,604,736 shares of Common Stock outstanding as of July 31, 1999.

(2)  A Director.

(3) Includes 30,000 shares which may be acquired within 60 days of the record date upon exercise of stock options.

(4) Includes 20,000 shares which may be acquired within 60 days of the record date upon exercise of stock options.

(5) Includes 395,722 shares owned by Pacific Steel Casting, a corporation of which Mr. Delsol is President and a major shareholder; with shared voting and investment power; 163,086 shares owned by Pacific Steel Casting Pension Plan and 135,054 by Pacific Steel Casting Profit Sharing Plan, of which Mr. Delsol is a trustee with shared voting and investment power; 23,257 shares owned by Piece of the Pebble, L.P., of which Mr. Delsol as the general partner has sole voting and investment power; 12,000 shares owned by Tri-Pacific, Inc., a personal holding company of which Mr. Delsol as President has sole voting and investment power; and 46,515 shares owned by Alpha Capital Company, Inc., a corporation in which Mr. Delsol as an owner, officer, and director, has shared voting and investment power.

(6) Includes 15,000 shares owned by spouse. Mr. Morgan has no voting or investment power with regard to these shares.

(7) Includes 39,643 shares which may be acquired within 60 days of the record date upon exercise of stock options.

(8) Includes 36,001 shares owned by spouse. Mr. Topol has no voting or investment power with regard to these shares.

(9) Includes shares held by officers, directors, nominees, and owners of 5% or more, as community property, in joint tenancy with spouses or having other shared voting rights.

(10) Includes an additional 11,974 exercisable options held by other officers for a total of 101,617 shares which may be acquired within 60 days of the record date upon exercise of stock options.

                             EXECUTIVE COMPENSATION

       The following table sets forth compensation paid or accrued to each person who was an executive officer of the Company at any time during the fiscal year ended July 31, 1999 whose cash compensation from the Company for services in all capacities during such fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

Name                                                        Other
and                                                         Annual
Principal                                                   Compen-     Options/
Position                    Year     Salary      Bonus      sation       SARS
--------                    ----     ------      -----      ------       ----
John A. Raycraft            1999    $167,300    $26,248    $1,999(1)      -0-
President/CEO               1998     159,800     28,144     1,999(1)      -0-
                            1997     154,800     16,954     1,999(1)      -0-

James D. Hyman              1999    $110,000    $15,229       -0-         -0-
V.P/Sales and Marketing     1998     110,000     6,558        -0-         -0-
                            1997      23,750      -0-         -0-         -0-

(1) Life insurance policy with spouse as beneficiary.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                               Percent of Total
                               Options/SARS
                 Options/      Granted to
                 SARS          Employees in      Exercise or       Expiration
Name             Granted       Fiscal Year       Base Price            Date
----             -------       -----------       ----------            ----

                                      None

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                   Value of
                                                Number of          Unexercised
                                                Unexercised        In-the-money
                                                Options/SARS       Options/SARS
                                                at FY-End          at FY-End
          Shares Acquired                       Exercisable/       Exercisable/
Name      on Exercise        Value Realized     Unexercisable      Unexercisable
----      -----------        --------------     -------------      -------------

                                      None

DIRECTORS' COMPENSATION

       Directors who are not employees receive $500 per meeting of the Board of Directors attended and an additional $200 per meeting for attending any committee meeting of the Board of Directors of which they are a member.

       No nonstatutory options of the Company's Common Stock were granted to directors during the fiscal year ended July 31, 1999. Nonstatutory options for 10,000 shares of the Company's Common Stock were granted to one director during the fiscal year ended July 31, 1998, at $3.3125 per share. Nonstatutory options for 20,000 shares each of the Company?s Common Stock were granted to directors as follows: Two during fiscal year ended July 31, 1994, one at $5.4375 per share and one at $8.00 per share; one during the fiscal year ended July 31, 1993, at $4.625 per share; one during the fiscal year ended July 31, 1990, at $2.1875 per share, and one during the fiscal year ended July 31, 1989, at $1.6256 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During 1993, the Company made a $101,395 loan to John A. Raycraft, President and Chief Executive Officer of the Company, in exchange for an interest bearing note receivable. The agreement provided for quarterly loan payments amounting to 50% of the profit sharing payment due to the officer, with payments applied first to accumulated interest due and then to principal, until paid in full. The note was secured by an insurance policy on the life of the officer. The balance of the note on August 1, 1994 was $65,525. In fiscal 1995, the Company loaned the officer an additional $28,000 and agreed to repayment of principal and interest in five annual installments through August 1, 1999. Other terms of the note receivable remained unchanged. The balance of the note on July 31, 1999 was $28,304.56. During August 1999 the loan was paid in full.

                                   PROPOSAL 2
                              SELECTION OF AUDITORS

       The Board of Directors will request that the shareholders ratify its selection of KPMG Peat Marwick as the Company?s independent public accountants for fiscal year 2000. If the shareholders do not ratify the selection of KPMG Peat Marwick, another firm of certified public accountants will be selected as the Company?s independent auditors by the Board of Directors.

       Representatives of KPMG Peat Marwick will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

       The Board of Directors recommends a vote FOR Proposal 2.

                                     GENERAL

       As of the date of this Proxy Statement, the Board of Directors knows of no other matter which will come before the meeting. In the event that any other matter legally comes before the meeting, the persons named in the accompanying form of Proxy intend to vote all proxies in accordance with their judgment on such matters.

       Shares represented at the Annual Meeting by properly executed and dated proxies in the accompanying form will be voted and, where the shareholder specifies by means of the ballot set forth in the form of Proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. In the absence of any specification with respect to Proposal 2, proxies will be voted FOR such Proposal.

       The cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies from the larger shareholders, which solicitation may be made by telephone, telegram or personal interview. In addition, the Company will, upon the request of brokers, dealers, voting trustees and banks and other entities that exercise fiduciary powers, and their nominees, who are holders of record of shares of the Company's Common Stock on the record date referred to above, pay their reasonable expenses for completing the mailing of copies of this Notice of Meeting and Proxy Statement, of the enclosed form of Proxy, and of the Company's 1999 Annual Report to the beneficial owners of such shares of Common Stock.

                      FIRST AMERICAN HEALTH CONCEPTS, INC.

                                John R. Behrmann
                              Chairman of the Board
                                November 15, 1999